UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 5, 2003

Date of Report (Date of earliest event reported)

BLUE MARTINI SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30925	94-3319751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2600 Campus Drive

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 356-4000

(Registrant’s telephone number, including area code)

Item 5.    Other Events

On August 4, 2003, Blue Martini Software, Inc. issued a press release announcing the appointment of Eran Pilovsky as Chief Financial Officer (CFO). A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The following is a brief biography of Mr. Pilovsky.

Biographical Information

Prior to joining Blue Martini Software as Vice President of Finance in March 2002, Mr. Pilovsky served as CFO of Vyyo, Inc., a NASDAQ-listed supplier of broadband wireless systems. Prior to that, he was a partner with Ernst & Young LLP. Pilovsky is a cum laude graduate of the University of San Francisco with a B.S. in Business Administration, and is also a Certified Public Accountant in California.

Item 7.    Exhibits.

(c)	Exhibits.

Exhibit	Description of Document

99.1	Press Release, dated August 4, 2003, entitled “Blue Martini Software Appoints Eran Pilovsky as Chief Financial Officer.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE MARTINI SOFTWARE, INC. (Registrant)

Dated:	August 5, 2003	By:	/s/ ERAN PILOVSKY
Eran Pilovsky Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Description of Document

99.1	Press Release, dated August 4, 2003, entitled “Blue Martini Software Appoints Eran Pilovsky as Chief Financial Officer.”

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